UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2012

LANDAUER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9788 (Commission File Number)	06-1218089 (IRS Employer Identification No.)

2 Science Road, Glenwood, Illinois 60425

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 755-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ronald Zilkowski as Vice President, Corporate Controller and Chief Accounting Officer

On August 22, 2012, the Board of Directors of Landauer, Inc. (the “Company”) appointed Ronald Zilkowski to become the Company’s Vice President, Corporate Controller and Chief Accounting Officer, effective Tuesday, September 4, 2012.

Mr. Zilkowski, age 55, previously served, beginning in 2007, as Chief Financial Officer, Secretary and Treasurer of Cuisine Solutions, Inc., which was an NYSE-listed company until it went private in 2009. Before joining Cuisine Solutions, Mr. Zilkowski held a variety of executive management positions with public companies including the role of Corporate Controller during 2006 of Intermagnetics General Corporation, a NASDAQ-listed company and a leader in the magnetic resonance imaging market. He also served as Senior Vice President of Finance and Corporate Controller from 1997 to 2006 of Chindex International, a distributor of medical devices, consumables and services to the China marketplace. Mr. Zilkowski is a Certified Public Accountant and earned a Masters degree in Business Administration from Rutgers University and a Bachelor of Science in Accounting from Indiana University.

Transition of JoAnn Doherty

Also on August 22, 2012, the Board of Directors of the Company appointed JoAnn Doherty, the Company’s current Chief Accounting Officer, to the office of Vice President of Landauer’s Accounting Controls & Systems, effective on September 4, 2012.

Item 8.01.	Other Events.

On August 22, 2012, the Company issued a press release to announce the appointment of Mr. Zilkowski to the position of Vice President, Corporate Controller and Chief Accounting Officer of the Company and the transition of Ms. Doherty to her new office. A copy of the press release is attached hereto as Exhibit 99.1.

On August 24, 2012, the Company issued a press release to announce the declaration of a regular quarterly cash dividend of $0.55 per share for the fourth quarter of fiscal 2012. The dividend will be paid on October 2, 2012, to shareholders of record on September 7, 2012. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	EXHIBIT NUMBER	DESCRIPTION

	99.1	Press Release dated August 22, 2012

	99.2	Press Release dated August 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

August 24, 2012	By:	/s/ Michael K. Burke
Michael K. Burke
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated August 22, 2012
99.2	Press Release dated August 24, 2012

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